SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 24, 2005.
                               (OCTOBER 19, 2005)


                            WORLDWATER & POWER CORP.
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               (Exact Name of Registrant as specified in charter)

       Delaware                    0-16936              33-0123045
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(State or other jurisdic-        (Commission          (IRS Employer
 tion of incorporation)          File Number)       Identification No.)


Pennington Business Park, 55 Rt. 31 South, Pennington, NJ       08534
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  (Address of principal executive offices)                     (Zip Code)



         Registrant's telephone number, including area code 609-818-0700



                                WorldWater Corp.
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         (Former name or former address, if changed since last report.)



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

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

On October 24, 2005, WorldWater & Power Corp., ("WorldWater") formerly known as WorldWater Corp., issued a press release announcing the entry into a $3.2 million agreement with Tri-Palms Estates Mobile Home Park and Golf Community in Thousand Palms, California, to build and install solar technology systems to provide electricity in the clubhouse and around the park. The agreement was entered into on October 19, 2005, and provides that WorldWater will supply design, engineering, oversight and construction services to construct solar photovoltaic systems. The construction will be managed by Quantum Energy Group, a division of WorldWater. A copy of the press release is furnished as Exhibit
99.1 to this report.




ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1     Press Release dated October 24, 2005.



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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLDWATER & POWER CORP.

By:  /s/ Quentin T. Kelly
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Quentin T. Kelly Chairman and CEO



Date: October 24, 2005

EXHIBIT INDEX

99.1     Press Release dated October 24, 2005.




                                                  EXHIBIT 99.1

                               [GRAPHIC OMITED]



             WORLDWATER & POWER CORP. SIGNS $3.2 MILLION CONTRACT TO
               PROVIDE SOLAR POWER FOR CALIFORNIA MOBILE HOME PARK


PENNINGTON, NJ - OCTOBER 24, 2005 - WorldWater & Power Corp. (OTC BB: WWAT), developer of proprietary high-powered solar energy systems, today announced that it has signed a $3.2 million contract to build and install a solar electric power system for Tri-Palms Estates Mobile Home Park and Golf Community in Thousand Palms, California. The photovoltaic (PV) system will provide electricity for the clubhouse and for other electrical needs around the park. The installation is expected to substantially reduce electrical usage costs for the facility.

WorldWater & Power Corp. plans to construct canopies over the parking area to hold the PV panels that will power the system. Plans call for construction of the canopies and installation of the systems to be managed and supervised by Quantum Energy Group, the California engineering, construction and project management firm acquired by WorldWater & Power Corp. earlier this year. The contract is subject to approval of the rebate application, following which construction is expected to begin immediately.

ABOUT WORLDWATER & POWER CORPORATION
WorldWater & Power Corporation is a full-service, international solar engineering and water management company with unique, high-powered and patented solar technology that provides solutions to a broad spectrum of the world's water supply and energy problems. For more information about WorldWater & Power Corp., visit their website at www.worldwater.com.
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Information about WorldWater's newly acquired subsidiary, Quantum Energy Group, is available at www.quantumenergygroup.com.
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Contact:                                   Investors/Media Contacts:
Rose Mary Schwarz                          Denise Roche / Jason Rando
WorldWater & Power Corp.                   The Ruth Group
Phone: 609-818-0700, ext. 33               Phone: 646-536-7008 / 7025
rschwarz@worldwater.com                    droche@theruthgroup.com
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                                           jrando@theruthgroup.com
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